Exhibit 99.1

SB Financial Group, Inc. Announces Third-Quarter and Nine-Month 2019 Earnings

DEFIANCE, Ohio, October 28, 2019 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, private client and title insurance services, today reported earnings for the third-quarter and nine months ended September 30, 2019.

Third-quarter 2019 highlights over prior-year third quarter include:

●	Total assets increased to $1.04 billion, up $63.6 million, or 6.5 percent

●	Net income of $3.8 million, up $0.7 million, or 20.7 percent

●	Diluted earnings per share (EPS) of $0.48, up $0.09 per share, or 23.1 percent

●	Tangible book value (TBV) per share increased 9.1 percent to $16.23 per share

Nine months ended September 30, 2019, highlights over prior-year nine months include:

●	Net income of $8.6 million, which is flat to the prior year

●	Net income, adjusted for the mortgage servicing rights impairment of $9.7 million, which is up $1.0 million or 12.1 percent

●	Adjusted EPS of $1.22, which is up $0.08 per share, or 7.0 percent

●	Net interest margin (NIM) of 3.87 percent on a fully tax equivalent basis (“FTE”) down 9 basis points

Third quarter 2019, trailing twelve-month highlights include:

●	Loan growth of $51.7 million, or 6.7 percent

●	Deposit growth of $58.5 million, or 7.4 percent

●	Mortgage origination volume of $386.6 million; servicing portfolio of $1.15 billion

Highlights	Three Months Ended			Nine Months Ended
($ in thousands, except per share & ratios)	Sep. 2019	Sep. 2018	% Change	Sep. 2019	Sep. 2018	% Change
Operating revenue	$14,424	$12,731	13.3%	$38,287	$37,348	2.5%
Interest income	11,546	10,258	12.6%	33,195	28,840	15.1%
Interest expense	2,488	1,729	43.9%	6,965	4,187	66.3%
Net interest income	9,058	8,529	6.2%	26,230	24,653	6.4%
Provision for loan losses	300	-	N/M	500	600	-16.7%
Noninterest income	5,366	4,202	27.7%	12,057	12,695	-5.0%
Noninterest expense	9,500	8,789	8.1%	27,234	25,995	4.8%
Net income	3,762	3,118	20.7%	8,615	8,679	-0.7%
Earnings per diluted share	0.48	0.39	23.1%	1.08	1.14	-5.3%
Return on average assets	1.44%	1.30%	10.8%	1.13%	1.24%	-8.9%
Return on average equity	11.24%	9.89%	13.7%	8.67%	9.75%	-11.1%

Non-GAAP Measures
Adjusted net income	$3,762	$3,167	18.8%	$9,719	$8,672	12.1%
Adjusted diluted EPS	0.48	0.40	20.0%	1.22	1.14	7.0%
Adjusted return on average assets	1.44%	1.31%	9.9%	1.23%	1.24%	-0.8%
Net interest margin (FTE)	3.93%	3.96%	-0.8%	3.87%	3.96%	-2.3%

“This quarter, we delivered record core quarterly earnings of $0.48 per diluted share, which is up 23 percent from the prior year,” said Mark A. Klein, Chairman, President and CEO of SB Financial. “We originated $158 million in residential mortgage loans, also a quarter record, while growing our loan portfolio nearly $9 million.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, was up 13.3 percent from the third quarter of 2018, and up 15.2 percent from the linked quarter.

●	Net interest income was up 6.2 percent from the year-ago quarter, and up 2.6 percent from the linked quarter.

●	Net interest margin (FTE) was down 3 basis points from the year-ago quarter, but up 5 basis points from the linked quarter.

●	Noninterest income was up 27.7 percent from the year-ago quarter, and up 45.4 percent from the linked quarter.

Funding costs, primarily from retail deposits have increased from the prior year and from the linked quarter. Deposit cost of funds for the most recent quarter of 1.06 percent are up from 0.77 percent in the prior-year quarter. From the linked quarter, deposit cost of funds are up five basis points from 1.01 percent.

Mortgage Loan Business

Mortgage loan originations for the third quarter of 2019 were $157.9 million, up $62.6 million, or 65.7 percent, from the year-ago quarter. Total sales of originated loans were $125.4 million, up $44.8 million, or 55.6 percent from the year-ago quarter.

Net mortgage banking income, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $2.5 million for the third quarter of 2019, compared to $2.3 million for the year-ago quarter. The mortgage servicing valuation adjustment for the third quarter of 2019 was zero, compared to a negative adjustment of $0.01 million for the third quarter of 2018. The aggregate servicing valuation impairment ended the quarter at $1.6 million. The mortgage servicing portfolio at September 30, 2019, was $1.15 billion, up $0.09 billion, or 8.1 percent, from $1.07 billion at September 30, 2018.

Mr. Klein noted, “Our origination and processing teams achieved record numbers in the quarter as we originated $158 million in volume from nearly 700 clients. The number of closings in the quarter was higher by 44 percent from the linked quarter and 27 percent higher compared to the prior year third quarter. We did not book any temporary impairment this quarter, as compared to the $1.4 million we incurred in the first half of 2019. We are encouraged by current trends and expect the strong volume in the residential business to continue for the remainder of this year.”

Mortgage Banking
($ in thousands)	Sep. 2019	Jun. 2019	Mar. 2019	Dec. 2018	Sep. 2018
Mortgage originations	$157,947	$98,447	$51,417	$78,829	$95,289
Mortgage sales	125,386	70,993	43,472	60,345	80,555
Mortgage servicing portfolio	1,153,020	1,112,857	1,094,060	1,084,678	1,066,402
Mortgage servicing rights	10,447	10,264	10,838	11,365	11,129

Mortgage servicing revenue:
Loan servicing fees	709	691	682	673	653
OMSR amortization	(701)	(460)	(254)	(300)	(318)
Net administrative fees	8	231	428	373	335
OMSR valuation adjustment	-	(690)	(708)	(68)	(62)
Net loan servicing fees	8	(459)	(280)	305	273
Gain on sale of mortgages	2,495	1,678	1,192	1,646	2,066
Mortgage banking revenue, net	$2,503	$1,219	$912	$1,951	$2,339

Noninterest Income and Noninterest Expense

SB Financial’s noninterest income includes revenue from a diverse group of services, such as wealth management, deposit fees, residential loan sales, title insurance revenue and the sale of Small Business Administration (SBA) loans. SBA activity for the quarter consisted of total loan sales of $2.8 million generating gains of $0.3 million. Wealth management assets under the Company’s care stood at $484.3 million as of September 30, 2019, and the title insurance business delivered revenue of $0.4 million. For the third quarter of 2019, noninterest income as a percentage of total revenue was 37.2 percent, with the YTD percentage at 33.9 percent when adjusted for the impairment.

For the third quarter of 2019, noninterest expense (NIE) of $9.5 million was up $0.7 million, or 8.1 percent, compared to the same quarter last year. Compared to the linked quarter, NIE was also up $0.4 million. Expense growth was the result of higher mortgage commissions and the addition of our title agency. We continue to add resources of both technology and personnel in order to meet the expanded needs of our operations, information technology and risk management functions.

Noninterest Income / Noninterest Expense
($ in thousands, except ratios)	Sep. 2019	Jun. 2019	Mar. 2019	Dec. 2018	Sep. 2018
Noninterest Income (NII)	$5,366	$3,691	$3,000	$3,930	$4,202
NII / Total Revenue	37.2%	29.5%	26.5%	31.3%	33.0%
NII / Average Assets	2.1%	1.5%	1.2%	1.6%	1.8%

Noninterest Expense (NIE)	$9,500	$9,108	$8,626	$8,852	$8,789
Efficiency Ratio	65.9%	72.7%	76.1%	70.6%	69.0%
NIE / Average Assets	3.6%	3.6%	3.5%	3.6%	3.7%
Net Noninterest Expense/Avg. Assets	-1.6%	-2.1%	-2.3%	-2.0%	-1.9%

Balance Sheet

Total assets as of September 30, 2019, were $1.04 billion, up $63.6 million, or 6.5 percent, from a year ago. Total equity as of September 30, 2019, was $134.2 million, up 5.6 percent from a year ago, and comprised 12.9 percent of total assets.

Total loans held for investment were $823.4 million at September 30, 2019, up $51.7 million, or 6.7 percent, from September 30, 2018, and up $8.9 million for the quarter. From the prior year, commercial loans were up $25.3 million, or 21.1 percent, with residential real estate rising $21.0 million, or 11.8 percent.

The investment portfolio of $81.7 million, including Federal Reserve Bank and Federal Home Loan Bank stock, represented 7.8 percent of assets at September 30, 2019. Deposit balances of $848.0 million at September 30, 2019, increased by $58.5 million, or 7.4 percent, since September 30, 2018. Growth from the prior year included $18.9 million in checking and $39.6 million in savings, money market and time deposit balances.

Mr. Klein stated, “We took payoffs in our commercial real estate portfolio due to competitive pressure on loan pricing. We expect to see additional challenges in matching pricing over the coming quarters and continue to experience peer- leading metrics in asset quality, despite a small number of SBA credits that weakened in the quarter.”

Loan Balances
($ in thousands, except ratios)	Sep. 2019	Jun. 2019	Mar. 2019	Dec. 2018	Sep. 2018	Annual Growth
Commercial	$145,147	$143,798	$136,201	$127,640	$119,810	$25,337
% of Total	17.6%	17.7%	17.4%	16.5%	15.5%	21.1%
Commercial RE	362,580	360,491	343,900	340,791	356,563	6,017
% of Total	44.0%	44.2%	43.9%	44.2%	46.2%	1.7%
Agriculture	51,946	54,317	50,620	52,012	52,814	(868)
% of Total	6.3%	6.7%	6.5%	6.7%	6.8%	-1.6%
Residential RE	199,036	191,642	187,548	187,104	178,033	21,003
% of Total	24.2%	23.5%	24.0%	24.2%	23.1%	11.8%
Consumer & Other	64,658	64,261	64,254	64,336	64,478	180
% of Total	7.9%	7.9%	8.2%	8.3%	8.4%	0.3%
Total Loans	$823,367	$814,509	$782,523	$771,883	$771,698	$51,669
Total Growth Percentage						6.7%

Deposit Balances
($ in thousands, except ratios)	Sep. 2019	Jun. 2019	Mar. 2019	Dec. 2018	Sep. 2018	Annual Growth
Non-Int DDA	$152,932	$141,216	$146,327	$144,592	$134,747	$18,185
% of Total	18.0%	16.8%	17.7%	18.0%	17.1%	13.5%
Interest DDA	131,655	129,710	132,101	130,628	130,897	758
% of Total	15.5%	15.5%	16.0%	16.3%	16.6%	0.6%
Savings	121,991	118,931	115,272	104,444	114,213	7,778
% of Total	14.3%	14.1%	13.8%	12.9%	14.4%	6.8%
Money Market	173,237	175,455	175,334	181,426	170,190	3,047
% of Total	20.4%	20.9%	21.2%	22.6%	21.6%	1.8%
Time Deposits	268,139	274,062	258,624	241,462	239,379	28,760
% of Total	31.6%	32.7%	31.2%	30.1%	30.3%	12.0%
Total Deposits	$847,954	$839,374	$827,658	$802,552	$789,426	$58,528
Total Growth Percentage						7.4%

Asset Quality

SB Financial’s nonperforming assets to total assets ratio of 0.44 percent continues to be in the top quartile of its 65-bank peer group. The coverage of non performing loans by the loan loss allowance was at 207 percent at September 30, 2019, down from 256 percent at September 30, 2018.

Nonperforming Assets
($ in thousands, except ratios)	Sep. 2019	Jun. 2019	Mar. 2019	Dec. 2018	Sep. 2018	Annual Change
Commercial & Agriculture	$834	$674	$998	$731	$360	$474
% of Total Com./Ag. loans	0.42%	0.34%	0.53%	0.41%	0.21%	131.7%
Commercial RE	262	208	212	218	228	34
% of Total CRE loans	0.07%	0.06%	0.06%	0.06%	0.06%	14.9%
Residential RE	1,763	1,768	1,612	1,738	1,541	222
% of Total Res. RE loans	0.89%	0.92%	0.86%	0.93%	0.87%	14.4%
Consumer & Other	416	456	325	219	252	164
% of Total Con./Oth. loans	0.64%	0.71%	0.51%	0.34%	0.39%	65.1%
Total Nonaccruing Loans	3,275	3,106	3,147	2,906	2,381	894
% of Total loans	0.40%	0.38%	0.40%	0.38%	0.31%	37.5%
Accruing Restructured Loans	825	814	827	928	940	(115)
Total Change (%)						-12.2%
Total Nonaccruing & Restructured Loans	4,100	3,920	3,974	3,834	3,321	779
% of Total loans	0.50%	0.48%	0.51%	0.50%	0.43%	23.5%
Foreclosed Assets	489	530	313	131	105	384
Total Change (%)						365.7%
Total Nonperforming Assets	$4,589	$4,450	$4,287	$3,965	$3,426	$1,163
% of Total assets	0.44%	0.43%	0.42%	0.40%	0.35%	33.9%

Webcast and Conference Call

The Company will hold a related conference call and webcast on October 29, 2019, at 9:30 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at http://www.yoursbfinancial.com/investorrelations.html. An audio replay of the call will be available on the SB Financial website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank) and SBFG Title, LLC dba Peak Title (Peak Title). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 20 offices; 19 in nine Ohio counties and one in Fort Wayne, Indiana, and 25 full-service ATMs. State Bank has seven loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. Peak Title provides title insurance and opinions throughout the Tri-State region. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.  SB Financial’s preferred stock is listed on the NASDAQ Capital Market under the symbol “SBFGP”.

In May 2019, SB Financial was ranked #94 on the American Banker Magazine’s list of Top 200 Publicly Traded Community Banks and Thrifts based on three-year average return on equity (“ROE”).

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this release contains certain non-GAAP financial measures. Management believes that including certain non-GAAP financial measures will provide investors with information useful in understanding the Company’s financial performance, its performance trends and financial position. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results.

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@yoursbfinancial.com

###

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	September	June	March	December	September
($ in thousands)	2019	2019	2019	2018	2018

ASSETS
Cash and due from banks	$49,824	$42,786	$62,962	$48,363	$45,515
Available-for-sale securities	77,029	85,261	95,802	90,969	84,114
Loans held for sale	13,655	9,579	4,346	4,445	6,888
Loans, net of unearned income	823,367	814,509	782,523	771,883	771,698
Allowance for loan losses	(8,492)	(8,306)	(8,121)	(8,167)	(8,489)
Premises and equipment, net	23,898	23,150	23,270	22,084	21,900
Federal Reserve and FHLB Stock, at cost	4,648	4,648	4,123	4,123	4,123
Foreclosed assets held for sale, net	489	530	313	131	105
Interest receivable	3,176	3,209	3,123	2,822	2,433
Goodwill and other intangibles	17,834	17,836	17,838	16,401	16,404
Cash value of life insurance	17,137	17,051	16,966	16,834	16,745
Mortgage servicing rights	10,447	10,264	10,838	11,365	11,129
Other assets	9,749	8,606	7,288	5,575	6,615
Total assets	$1,042,761	$1,029,123	$1,021,271	$986,828	$979,180

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Non interest bearing demand	$152,932	$141,216	$146,327	$144,592	$134,747
Interest bearing demand	131,655	129,710	132,101	130,628	130,897
Savings	121,991	118,931	115,272	104,444	114,213
Money market	173,237	175,455	175,334	181,426	170,190
Time deposits	268,139	274,062	258,624	241,462	239,379
Total deposits	847,954	839,374	827,658	802,552	789,426

Repurchase agreements	14,659	13,968	12,255	15,184	15,539
Federal Home Loan Bank advances	16,000	16,000	24,000	16,000	24,500
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Interest payable	1,391	1,188	1,123	909	891
Other liabilities	18,201	14,346	14,419	11,438	11,405
Total liabilities	908,515	895,186	889,765	856,393	852,071

Shareholders' Equity
Preferred stock	13,241	13,978	13,978	13,979	13,979
Common stock	41,223	40,486	40,486	40,485	40,485
Additional paid-in capital	15,219	15,259	15,143	15,226	15,160
Retained earnings	70,184	67,236	65,438	64,012	61,854
Accumulated other comprehensive income (loss)	900	801	124	(552)	(1,654)
Treasury stock	(6,521)	(3,823)	(3,663)	(2,715)	(2,715)
Total equity	134,246	133,937	131,506	130,435	127,109

Total liabilities and shareholders' equity	$1,042,761	$1,029,123	$1,021,271	$986,828	$979,180

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Nine Months Ended
	September	June	March	December	September	September	September
	2019	2019	2019	2018	2018	2019	2018
Interest income
Loans Taxable	$10,607	$10,182	$9,427	$9,661	$9,499	$30,216	$26,607
Tax exempt	82	73	62	55	42	217	99
Securities
Taxable	776	802	911	822	610	2,489	1,795
Tax exempt	81	94	98	100	107	273	339
Total interest income	11,546	11,151	10,498	10,638	10,258	33,195	28,840

Interest expense
Deposits	2,258	2,092	1,918	1,776	1,472	6,268	3,538
Repurchase agreements & other	22	17	26	10	11	65	27
Federal Home Loan Bank advances	101	100	100	131	140	301	329
Trust preferred securities	107	110	114	107	106	331	293
Total interest expense	2,488	2,319	2,158	2,024	1,729	6,965	4,187

Net interest income	9,058	8,832	8,340	8,614	8,529	26,230	24,653

Provision for loan losses	300	200	-	-	-	500	600

Net interest income after provision for loan losses	8,758	8,632	8,340	8,614	8,529	25,730	24,053

Non interest income
Wealth management fees	775	783	734	717	705	2,292	2,155
Customer service fees	729	689	631	679	672	2,049	1,991
Gain on sale of mtg. loans & OMSR	2,495	1,678	1,192	1,646	2,066	5,365	5,224
Mortgage loan servicing fees, net	8	(459)	(280)	305	273	(731)	991
Gain on sale of non-mortgage loans	462	216	327	295	125	1,005	935
Title insurance income	400	308	19	-	-	727	-
Net gain on sales of securities	-	206	-	-	70	206	70
Gain (loss) on sale of assets	1	(5)	(2)	14	-	(6)	21
Other	496	275	379	274	291	1,150	1,308
Total noninterest income	5,366	3,691	3,000	3,930	4,202	12,057	12,695

Non interest expense
Salaries and employee benefits	5,715	5,305	4,902	5,108	5,372	15,922	15,513
Net occupancy expense	656	627	645	600	588	1,928	1,797
Equipment expense	688	665	711	756	667	2,064	2,133
Data processing fees	499	488	443	466	489	1,430	1,345
Professional fees	571	649	617	532	393	1,837	1,316
Marketing expense	239	246	239	262	197	724	622
Telephone and communication expense	118	112	115	121	124	345	374
Postage and delivery expense	89	81	84	66	83	254	221
State, local and other taxes	243	247	255	180	177	745	538
Employee expense	199	236	153	283	243	588	629
Other expenses	483	452	462	478	456	1,397	1,507
Total noninterest expense	9,500	9,108	8,626	8,852	8,789	27,234	25,995

Income before income tax expense	4,624	3,215	2,714	3,692	3,942	10,553	10,753
Income tax expense	862	588	488	732	824	1,938	2,074

Net income	$3,762	$2,627	$2,226	$2,960	$3,118	$8,615	$8,679

Preferred share dividends	233	243	244	243	244	720	732

Net income available to common shareholders	3,529	2,384	1,982	2,717	2,874	7,895	7,947

Common share data:
Basic earnings per common share	$0.55	$0.37	$0.31	$0.42	$0.45	$1.22	$1.30
Diluted earnings per common share	$0.48	$0.33	$0.28	$0.37	$0.39	$1.08	$1.14

Average shares outstanding (in thousands):
Basic:	6,397	6,454	6,482	6,503	6,503	6,459	6,106
Diluted:	7,876	7,967	7,994	8,030	8,022	7,955	7,626

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

At and for the Three and Nine Months Ended September 30, 2019 and 2018

($ in thousands)	Three Months Ended Sep. 30, 2019			Three Months Ended Sep. 30, 2018
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$89,782	$776	3.46%	$82,250	$610	2.97%
Nontaxable securities	7,879	81	4.11%	11,292	107	3.79%
Loans, net	829,699	10,689	5.15%	770,948	9,541	4.95%
Total earning assets	927,360	11,546	4.98%	864,490	10,258	4.75%

Cash and due from banks	55,039			33,545
Allowance for loan losses	(8,392)			(8,593)
Premises and equipment	23,855			21,850
Other assets	45,929			51,077
Total assets	$1,043,791			$962,369

Liabilities
Savings, MMDA and interest bearing demand	$434,190	$769	0.71%	$403,236	$504	0.50%
Time deposits	272,433	1,489	2.19%	231,884	968	1.67%
Repurchase agreements & other	15,948	22	0.55%	19,293	11	0.23%
Advances from Federal Home Loan Bank	16,000	101	2.53%	24,609	140	2.28%
Trust preferred securities	10,310	107	4.15%	10,310	106	4.11%
Total interest bearing liabilities	748,881	2,488	1.33%	689,332	1,729	1.00%
Non interest bearing demand	143,361	-		134,146	-
Total funding	892,242		1.12%	823,478		0.84%
Other liabilities	17,658			12,747
Total liabilities	909,900			836,225
Equity	133,891			126,144
Total liabilities and equity	$1,043,791			$962,369

Net interest income		$9,058			$8,529

Net interest income as a percent of average interest-earning assets - GAAP measure	3.91%	3.95%

Net interest income as a percent of average interest-earning assets - non GAAP	3.93%	3.96%
- Computed on a fully tax equivalent (FTE) basis

	Nine Months Ended Sep. 30, 2019			Nine Months Ended Sep. 30, 2018
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$96,013	$2,489	3.46%	$81,835	$1,795	2.92%
Nontaxable securities	8,840	273	4.12%	11,815	339	3.83%
Loans, net	803,431	30,433	5.05%	740,292	26,706	4.81%
Total earning assets	908,284	33,195	4.87%	833,942	28,840	4.61%

Cash and due from banks	46,797			33,137
Allowance for loan losses	(8,303)			(8,318)
Premises and equipment	23,643			21,656
Other assets	49,653			51,090

Total assets	$1,020,074			$931,507

Liabilities
Savings, MMDA and interest bearing demand	$426,436	$2,232	0.70%	$395,948	$1,063	0.36%
Time deposits	261,362	4,036	2.06%	220,642	2,475	1.50%
Repurchase agreements & Other	15,760	65	0.55%	16,875	27	0.21%
Advances from Federal Home Loan Bank	16,088	301	2.49%	21,987	329	2.00%
Trust preferred securities	10,310	331	4.28%	10,310	293	3.79%
Total interest bearing liabilities	729,956	6,965	1.27%	665,762	4,187	0.84%
Non interest bearing demand	141,537		1.07%	134,566		0.70%
Total funding	871,493			800,328
Other liabilities	16,116			12,461
Total liabilities	887,609			812,789
Equity	132,465			118,718
Total liabilities and equity	$1,020,074			$931,507

Net interest income		$26,230			$24,653

Net interest income as a percent of average interest-earning assets - GAAP measure	3.85%	3.94%

Net interest income as a percent of average interest-earning assets - non GAAP	3.87%	3.96%
- Computed on a fully tax equivalent (FTE) basis

Preferred Shares - 3 Month Average	13,459	13,983
Preferred Shares - YTD Average	13,771	13,983

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Nine Months Ended
	September	June	March	December	September	September	September
SUMMARY OF OPERATIONS	2019	2019	2019	2018	2018	2019	2018
Net interest income	$9,058	$8,832	$8,340	$8,614	$8,529	$26,230	$24,653
Tax-equivalent adjustment	43	44	43	41	40	130	116
Tax-equivalent net interest income	9,101	8,876	8,383	8,655	8,569	26,360	24,769
Provision for loan loss	300	200	-	-	-	500	600
Noninterest income	5,366	3,691	3,000	3,930	4,202	12,057	12,695
Total operating revenue	14,424	12,523	11,340	12,544	12,731	38,287	37,348
Noninterest expense	9,500	9,108	8,626	8,852	8,789	27,234	25,995
Pre-tax pre-provision income	4,924	3,415	2,714	3,692	3,942	11,053	11,353
Pretax income	4,624	3,215	2,714	3,692	3,942	10,553	10,753
Net income	3,762	2,627	2,226	2,960	3,118	8,615	8,679
Income available to common shareholders	3,529	2,384	1,982	2,717	2,874	7,895	7,947

PER SHARE INFORMATION:
Basic earnings per share (EPS)	0.55	0.37	0.31	0.42	0.45	1.22	1.30
Diluted earnings per share	0.48	0.33	0.28	0.37	0.39	1.08	1.14
Common dividends	0.090	0.090	0.085	0.085	0.080	0.265	0.235
Book value per common share	17.28	16.89	16.57	16.36	15.94	17.28	15.94
Tangible book value per common share (TBV)	16.23	15.83	15.43	15.39	14.87	16.23	14.87
Fully converted TBV per common share	14.98	14.64	14.32	14.30	13.88	14.98	13.88
Market price per common share	16.72	16.46	18.02	16.45	20.35	16.72	20.35
Market price per preferred share	16.50	16.10	19.00	17.90	20.25	16.50	20.25
Market price to TBV	103.0%	104.0%	116.8%	106.9%	136.8%	103.0%	136.8%
Market price to fully converted TBV	111.6%	112.4%	125.8%	115.0%	146.6%	111.6%	146.6%
Market price to trailing 12 month EPS	11.5	12.1	12.6	11.0	11.5	11.5	11.5

PERFORMANCE RATIOS:
Return on average assets (ROAA)	1.44%	1.03%	0.89%	1.19%	1.30%	1.13%	1.24%
Pre-tax pre-provision ROAA	1.89%	1.34%	1.08%	1.48%	1.64%	1.44%	1.62%
Return on average equity	11.24%	7.92%	6.76%	9.21%	9.89%	8.67%	9.75%
Return on average tangible equity	14.67%	10.41%	8.83%	12.06%	13.02%	11.35%	13.10%
Efficiency ratio	65.85%	72.71%	76.05%	70.55%	69.01%	71.12%	69.58%
Earning asset yield	4.98%	4.88%	4.78%	4.86%	4.75%	4.87%	4.61%
Cost of interest bearing liabilities	1.33%	1.28%	1.20%	1.15%	1.00%	1.27%	0.84%
Net interest margin	3.91%	3.86%	3.79%	3.93%	3.95%	3.85%	3.94%
Tax equivalent effect	0.02%	0.02%	0.02%	0.02%	0.01%	0.02%	0.02%
Net interest margin, tax equivalent	3.93%	3.88%	3.81%	3.95%	3.96%	3.87%	3.96%
Non interest income/Average assets	2.06%	1.45%	1.20%	1.58%	1.75%	1.58%	1.82%
Non interest expense/Average assets	3.64%	3.58%	3.45%	3.56%	3.65%	3.56%	3.72%
Net noninterest expense/Average assets	-1.58%	-2.13%	-2.25%	-1.98%	-1.91%	-1.98%	-1.90%

ASSET QUALITY RATIOS:
Gross charge-offs	128	20	60	322	12	208	85
Recoveries	15	5	13	1	6	33	44
Net charge-offs	113	15	47	321	6	175	41
Nonaccruing loans/Total loans	0.40%	0.38%	0.40%	0.38%	0.31%	0.40%	0.31%
Nonperforming loans/Total loans	0.50%	0.48%	0.51%	0.50%	0.43%	0.50%	0.43%
Nonperforming assets/Loans & OREO	0.56%	0.55%	0.55%	0.51%	0.44%	0.56%	0.44%
Nonperforming assets/Total assets	0.44%	0.43%	0.42%	0.40%	0.35%	0.44%	0.35%
Allowance for loan loss/Nonperforming loans	207.12%	211.89%	204.35%	213.02%	255.62%	207.12%	255.62%
Allowance for loan loss/Total loans	1.03%	1.02%	1.04%	1.06%	1.10%	1.03%	1.10%
Net loan charge-offs/Average loans (ann.)	0.05%	0.01%	0.02%	0.17%	0.00%	0.03%	0.01%
Loan loss provision/Net charge-offs	265.49%	1333.33%	0.00%	0.00%	0.00%	285.71%	1463.41%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	97.10%	97.04%	94.55%	96.18%	97.75%	97.10%	97.75%
Equity/ Assets	12.87%	13.01%	12.88%	13.22%	12.98%	12.87%	12.98%
Tangible equity/Tangible assets	10.07%	10.10%	9.93%	10.31%	10.05%	10.07%	10.05%
Tangible equity adjusted for conversion	11.36%	11.48%	11.33%	11.75%	11.50%	11.36%	11.50%
Common equity tier 1 ratio (Bank)	12.18%	12.53%	12.71%	12.57%	12.16%	12.18%	12.16%

END OF PERIOD BALANCES
Total assets	1,042,761	1,029,123	1,021,271	986,828	979,180	1,042,761	979,180
Total loans	823,367	814,509	782,523	771,883	771,698	823,367	771,698
Deposits	847,954	839,374	827,658	802,552	789,426	847,954	789,426
Stockholders equity	134,246	133,937	131,506	130,435	127,109	134,246	127,109
Goodwill & intangibles	17,834	17,836	17,838	16,401	16,404	17,834	16,404
Preferred equity	13,241	13,978	13,978	13,979	13,979	13,241	13,979
Tangible equity	103,171	102,123	99,690	100,055	96,726	103,171	96,726
Mortgage servicing portfolio	1,153,020	1,112,857	1,094,060	1,084,678	1,066,402	1,153,020	1,066,402
Wealth/Brokerage assets under care	484,295	479,442	462,580	423,289	412,218	484,295	412,218
Total assets under care	2,680,076	2,621,422	2,577,911	2,494,795	2,457,800	2,680,076	2,457,800
Full-time equivalent employees (actual)	247	250	256	250	250	247	250
Period end basic shares outstanding	6,357	6,451	6,460	6,503	6,503	6,357	6,503
Period end outstanding (Series A Converted)	1,414	1,478	1,475	1,472	1,470	1,414	1,470
Market capitalization (all)	129,620	130,324	144,898	133,824	162,711	129,620	162,711

AVERAGE BALANCES
Total assets	1,043,791	1,016,493	1,001,282	994,977	962,369	1,020,074	931,507
Total earning assets	927,360	914,652	879,394	875,747	864,490	908,284	833,942
Total loans	829,699	804,716	775,280	775,060	770,948	803,431	740,292
Deposits	849,984	827,615	812,190	803,928	769,266	829,335	751,156
Stockholders equity	133,891	132,734	131,691	128,539	126,144	132,465	118,718
Intangibles	17,835	17,837	16,880	16,403	16,405	17,518	16,407
Preferred equity	13,459	13,978	13,979	13,979	13,983	13,771	13,983
Tangible equity	102,597	100,919	100,832	98,157	95,756	101,176	88,328
Average basic shares outstanding	6,397	6,454	6,482	6,503	6,503	6,459	6,106
Average diluted shares outstanding	7,876	7,967	7,994	8,030	8,022	7,955	7,626

Non-GAAP reconciliation	Three Months Ended		Nine Months Ended
($ in thousands, except per share & ratios)	Sep. 30, 2019	Sep. 30, 2018	Sep. 30, 2019	Sep. 30, 2018
Total Revenues	$14,424	$12,731	$38,287	$37,348
Adjustment to remove temporary impairment*	-	62	1,398	(8)
Adjusted Total Revenues	14,424	12,793	39,685	37,340

Income before Income Taxes	4,624	3,942	10,553	10,753
Adjustment to remove temporary impairment	-	62	1,398	(8)
Adjusted Income before Income Taxes	4,624	4,004	11,951	10,745

Provision for Income Taxes	862	824	1,938	2,074
Adjustment to remove temporary impairment	-	13	294	(2)
Adjusted Provision for Income Taxes	862	837	2,232	2,072

Net Income	3,762	3,118	8,615	8,679
Adjustment to remove temporary impairment	-	49	1,104	(6)
Adjusted Net Income	3,762	3,167	9,719	8,672

Diluted Earnings per Share	0.48	0.39	1.08	1.14
Adjustment to remove temporary impairment	-	0.01	0.14	(0.00)
Adjusted Diluted Earnings per Share	$0.48	$0.40	$1.22	$1.14

Return on Average Assets	1.44%	1.30%	1.13%	1.24%
Adjustment to remove temporary impairment	0.00%	0.01%	0.11%	0.00%
Adjusted Return on Average Assets	1.44%	1.31%	1.23%	1.24%

*	temporary valuation adjustment to the Company's mortgage servicing rights